Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Altier, Chief Financial Officer of Phreesia, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•
the Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 2020 (Annual Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

• the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 23, 2020	By:	/s/ Thomas Altier
Thomas Altier
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)